SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported):  May 1, 2009

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)
1100 CommScope Place, SE Hickory, North Carolina 28602 (Address of principal executive offices)

Registrant’s telephone number, including area code:   (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers

In January 2009, the Board of Directors of CommScope, Inc. (the “Company”) approved, subject to the approval of the Company’s stockholders, an additional 2,300,000 shares of the Company’s common stock, par value $0.01 per share, to be authorized for issuance under the CommScope, Inc. 2006 Long Term Incentive Plan (the “Plan”), 1,300,000 of which may be granted as full value awards.  On May 1, 2009, the Company’s stockholders approved this increase in shares.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibit              Description

99.1	CommScope, Inc. 2006 Long Term Incentive Plan, as amended through March 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 1, 2009

COMMSCOPE, INC.
By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	CommScope, Inc. 2006 Long Term Incentive Plan, as amended through March 8, 2009.